EXHIBIT 10.3

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED SOLELY FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TOWARD RESALE AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR APPLICABLE STATE SECURITIES LAWS.

No.	Warrant to Purchase
Shares of Common Stock

Dated: _________, 20__

SCIENTIFIC INDUSTRIES, INC.

PRE-FUNDED WARRANT

TO PURCHASE SHARES OF COMMON STOCK

This certifies that, for good and valuable consideration, SCIENTIFIC INDUSTRIES, INC., a Delaware corporation (the “Company”), grants to _______ (the “Warrantholder”), the right to subscribe for and purchase from the Company _____ Shares (the “Warrant Shares”). This Warrant shall be exercisable at an exercise price per share equal to $0.0001 (the “Exercise Price”). The Exercise Price and the number of Warrant Shares are subject to adjustment from time to time as provided in Section 5. This Warrant is issued in connection with that certain Securities Purchase Agreement, dated as of April 18, 2025 (the “Purchase Agreement”), by and among the Company and the purchasers named therein.

For purposes of this Warrant, the following defined terms shall have the following meanings:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 405 under the Securities Act of 1933, as amended.

“Business Day” means any day on which the Trading Markets are open for business.

“Common Stock” means the common stock of the Company, par value $0.05 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exercise Date” means the date on which the Exercise Notice and Warrant is delivered to the Company.

“Fundamental Transaction” means any of the following (i) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which all or substantially all of the holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property; (ii) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (other than as a result of a subdivision or combination of shares of Common Stock covered by Section 5.1 hereof, or a Distribution covered by Section 5.2 hereof); (iii) any sale, lease, license, transfer, conveyance or other disposition of all or substantially all of the assets of the Company, in one or a series of related transactions; (iv) any reorganization, consolidation, merger, demerger or sale of shares of the Company where the holders of the Company’s outstanding shares as of immediately before the transaction (or series of related transactions) beneficially own less than a majority by voting power of the outstanding shares of the surviving or successor entity as of immediately after the transaction; or (v) any “person” (together with his, her or its Affiliates) or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) acquires, directly or indirectly, the beneficial ownership (as such term is defined in Rule 13d-3 promulgated under the Exchange Act) of outstanding shares of capital stock and/or other equity securities of the Company, in a single transaction or series of related transactions (including, without limitation, one or more tender offers or exchange offers), representing at least 50% of the voting power of or economic interests in the then outstanding shares of capital stock of the Company.

“OTC Markets” means either OTC QX or OTC QB of the OTC Markets Group, Inc.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Shares” means shares of the Company’s Common Stock, $0.05 par value per share (the “Common Stock”).

“Trading Market” shall mean any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE MKT, the NASDAQ Capital Market, the NASDAQ Global Market, the NASDAQ Global Select Market, the New York Stock Exchange or the OTC Markets (or any successors to any of the foregoing).

SECTION 1. VESTING; EXERCISE OF WARRANT; LIMITATION ON EXERCISE; TAXES; TRANSFER; DIVISIBILITY.

1.1. VESTING. The Warrant Shares shall vest immediately upon issuance.

1.2. EXERCISE OF WARRANT. All or any part of this Warrant shall be exercisable by the registered Warrantholder in any manner permitted by this Warrant at any time and from time to time on or after the date hereof, and such rights shall not expire. This Warrant may be exercised by delivery by the Warrantholder to the Company of the following:

(a) this Warrant, accompanied by the Exercise Form annexed hereto (the “Exercise Form”) duly executed by the Warrantholder, at the Company’s offices at 80 Orville Drive, Suite 102, Bohemia, New York 11716 (or such other office or agency of the Company as it may designate by notice to the Warrantholder) during normal business hours on any Business Day;

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(b) payment of an amount equal to (x) the number of Warrant Shares then issuable multiplied by (y) the Exercise Price by wire transfer or immediately available funds or by certified or official bank check; and

(c) such documentation as to the identity and authority of the Warrantholder as the Company may reasonably request.

1.3. HOLDER’S EXERCISE LIMITATIONS. The Company shall not effect any exercise of this Warrant, and a Warrantholder shall not have the right to exercise any portion of this Warrant, pursuant to this Section 1 or otherwise, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Notice of Exercise, the Warrantholder (together with the Warrantholder’s Affiliates, and any other Persons acting as a group together with the Warrantholder or any of the Warrantholder’s Affiliates (such Persons, “Attribution Parties”)), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Warrantholder and its Affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Warrantholder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Common Stock Equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Warrantholder or any of its Affiliates or Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Section 1.3, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Warrantholder that the Company is not representing to the Warrantholder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Warrantholder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 1.3 applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Warrantholder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Warrantholder, and the submission of a Notice of Exercise shall be deemed to be the Warrantholder’s determination of whether this Warrant is exercisable (in relation to other securities owned by the Warrantholder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 1.3, in determining the number of outstanding shares of Common Stock, a Warrantholder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company’s most recent periodic or annual report filed with the Commission, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Warrantholder, the Company shall within one Trading Day confirm orally and in writing to the Warrantholder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Warrantholder or its Affiliates or Attribution Parties since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% (or, upon election by a Warrantholder prior to the issuance of any Warrants, 9.99%) of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant. The Warrantholder, upon notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 1.3, provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon exercise of this Warrant held by the Warrantholder and the provisions of this Section 1.3 shall continue to apply. Any increase in the Beneficial Ownership Limitation will not be effective until the 61st day after such notice is delivered to the Company. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 1.3 to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant.

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1.4 ISSUANCE OF WARRANT SHARES. The Warrant Shares shall be deemed by the Company to be issued to the Warrantholder as the record holder of the Warrant Shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for the Warrant Shares as aforesaid. Within two (2) Business Days following the exercise of this Warrant as provided above, the Company shall cause its transfer agent to issue the Warrant Shares through the facilities of its transfer agent for the account of the Warrantholder.

1.5. LIMITATION ON EXERCISE. If this Warrant is not exercised prior to the Expiration Date or is terminated pursuant to Section 6, this Warrant shall cease to be exercisable and shall become void, and all rights of the Warrantholder hereunder shall cease.

1.6. PAYMENT OF TAXES. The issuance of certificates for any Warrant Shares that are certificated shall be made without charge to the Warrantholder for any Share transfer or other issuance tax in respect thereto.

SECTION 2. RESERVATION OF SHARES.

All Warrant Shares issued upon the exercise of the rights represented by this Warrant shall, upon issuance and payment of the Exercise Price in cash, be validly issued, fully paid and non-assessable and free from all taxes, liens, security interests, charges and other encumbrances with respect to the issuance thereof other than taxes in respect of any transfer occurring contemporaneously with such issuance and restrictions under applicable state and federal securities Laws. During the period within which this Warrant may be exercised, the Company shall at all times have authorized and reserved, and keep available and free from preemptive or similar rights, a sufficient number of Shares to provide for the exercise of this Warrant.

SECTION 3. EXCHANGE, LOSS OR DESTRUCTION OF WARRANT.

Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant and, if requested by the Company, an agreement to indemnify the Company for any loss resulting from the replacement of this Warrant, the Company will execute and deliver a new Warrant of like tenor.

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SECTION 4. OWNERSHIP OF WARRANT.

The Company may deem and treat the person or entity in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary.

SECTION 5. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF SHARES. The Exercise Price and the number of Shares purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events described in this Section 5.

5.1. SUBDIVISION OR COMBINATION OF SHARES. In case the Company shall at any time subdivide its outstanding Shares into a greater number of Shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding Shares of the Company shall be combined into a smaller number of Shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased.

5.2. NO VOTING RIGHTS. Nothing contained in this Warrant shall be construed as conferring upon the holder hereof the right to vote or to consent to receive notice as a shareholder of the Company on any other matters or any rights whatsoever as a shareholder of the Company.

2.3. NOTICE OF ADJUSTMENT. When the Exercise Price is adjusted pursuant to any provision of this Section 5, the Company shall promptly (i) deliver a notice to the Warrantholder, and (ii) file with the transfer agent for the Warrants a certificate of an officer of the Company, in each case, setting forth the Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Shares, and setting forth a brief statement of the facts requiring such adjustment and a computation thereof. To the extent that any notice provided in this Warrant constitutes, or contains, material, non-public information regarding the Company, the Company shall simultaneously file such notice with the Commission pursuant to a Report on Form 8-K. The Warrantholder shall remain entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

5.4. CERTAIN EVENTS. If any change in the outstanding Shares of the Company or any other event occurs as to which the other provisions of this Section 5 are not strictly applicable or if strictly applicable would not fairly effect the adjustments to this Warrant in accordance with the essential intent and principles of such provisions, then the Company shall make in good faith an adjustment in the number and class of Shares issuable under this Warrant, the Exercise Price and/or the application of such provisions, in accordance with such essential intent and principles, so as to protect such purchase rights as aforesaid. The adjustment shall be such as will give the Warrantholder, upon exercise for the same aggregate Exercise Price, the total number, class and kind of Shares as the Warrantholder would have owned had this Warrant been exercised prior to the event and had the Warrantholder continued to hold such Shares until after the event requiring adjustment.

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SECTION 6. COMPLIANCE WITH SECURITIES ACT; TRANSFERABILITY OF WARRANT; DISPOSITION OF WARRANT SHARES AND COMMON STOCK.

6.1. COMPLIANCE WITH SECURITIES ACT. The Warrantholder, by acceptance hereof, agrees that this Warrant, the Warrant Shares and the shares of Common Stock issuable upon conversion of the Warrant Shares are being acquired for investment and that it shall not offer, sell or otherwise dispose of this Warrant, any Warrant Shares or any shares of Common Stock issuable upon conversion of the Warrant Shares except under circumstances which will not result in a violation of the Act or any applicable state securities laws. This Warrant, the Warrant Shares and the shares of Common Stock issuable upon conversion of the Warrant Shares (unless registered under the Act) shall be stamped or imprinted with a legend in substantially the following form:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR THE SECURITIES OR BLUE SKY LAWS OF ANY STATE. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED, OR UNLESS SOLD PURSUANT TO RULE 144 OF THE ACT.

6.2 ACCREDITED INVESTOR; ACCESS TO INFORMATION; PRE-EXISTING RELATIONSHIP. Warrantholder presently qualifies and will as of any exercise of this Warrant qualify as an “accredited investor” within the meaning of Regulation D of the rules and regulations promulgated under the Act. Warrantholder has had the opportunity to ask questions of, and to receive answers from, appropriate executive officers of the Company with respect to the terms and conditions of the transactions contemplated hereby and with respect to the business, affairs, financial condition and results of operations of the Company. Warrantholder has had access to such financial and other information as is necessary in order for Warrantholder to make a fully informed decision as to investment in the Company, and has had the opportunity to obtain any additional information necessary to verify any of such information to which Warrantholder has had access. Warrantholder further represents and warrants that the Warrantholder has either (a) a pre-existing relationship with the Company or one or more of its officers or directors consisting of personal or business contacts of a nature and duration which enable the Warrantholder to be aware of the character, business acumen and general business and financial circumstances of the Company or the officer or director with whom such relationship exists or (b) such business or financial expertise as to be able to protect the Warrantholder’s own interests in connection with the purchase of the Warrant Shares.

6.3 WARRANT NOT TRANSFERABLE EXCEPT IN COMPLIANCE WITH APPLICABLE SECURITES LAWS. The Warrant Shares, if and when issued, may be transferred or sold only in compliance with applicable United States federal and state securities laws or of any requirements of the Trading Market upon which the Common Stock may be quoted or listed. Any instrument purporting to make an assignment in contravention of this Section 8.3 shall be void.

6.4 DISPOSITION OF WARRANT SHARES. With respect to any offer, sale, or other disposition of any Warrant Shares prior to registration of such shares, the Warrantholder and each subsequent Warrantholder agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of such Warrantholder’s counsel, if reasonably requested by the Company, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Act as then in effect or any federal or state law then in effect) of such Warrant Shares and indicating whether or not under the Act certificates for such Warrant Shares to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability. Promptly upon receiving such written notice and, if applicable, opinion, the Company, as promptly as practicable, shall notify such Warrantholder that such Warrantholder may sell or otherwise dispose of such Warrant Shares all in accordance with the terms of the notice delivered to the Company. If a determination has been made pursuant to this Section 8.4 that the opinion of the counsel for the Warrantholder is not reasonably satisfactory to the Company, the Company shall, upon request, so notify the Warrantholder promptly after such determination has been made. Notwithstanding the foregoing, such Warrant Shares may be offered, sold or otherwise disposed of in accordance with Rule 144 under the Act, provided that the Company shall have been furnished with such information as the Company may request to provide reasonable assurance that the provisions of Rule 144 have been satisfied. Each certificate representing the Warrant Shares thus transferred (except a transfer pursuant to Rule 144) shall bear a legend as to the applicable restrictions on transferability in order to insure compliance with the Act, unless in the aforesaid opinion of counsel for the Warrantholder, such legend is not required in order to insure compliance with the Act. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

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6.5 MARKET STANDOFF. The Warrantholder hereby agrees that it will not, without the prior written consent of the managing underwriter, during the period commencing on the date of the final prospectus relating to a registered public offering of the Company and ending on the date specified by the Company and the managing underwriter (such period not to exceed one hundred eighty (180) days) (i) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any Warrant Shares, or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Warrant Shares, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of securities, in cash or otherwise. The underwriters in connection with a registered public offering of the Company are intended third party beneficiaries of this Section and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. Warrantholder further agrees to execute such agreements as may be reasonably requested by the underwriters or the Company in a registered public offering of the Company that are consistent with this Section 8.5 or that are necessary to give further effect thereto.

In order to enforce the foregoing covenant, the Company may impose stop‑transfer instructions with respect to shares of the Company’s capital stock acquired through the exercise of this Warrant until the end of such period. The Warrantholder agrees that a legend reading substantially as follows shall be placed on all certificates representing all shares of the Warrantholder (and the shares or securities of every other person subject to the restriction contained in this Section 8.5):

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A LOCK-UP PERIOD AFTER THE EFFECTIVE DATE OF THE ISSUER’S REGISTRATION STATEMENT FILED UNDER THE ACT, AS AMENDED, AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE ORIGINAL HOLDER OF THESE SECURITIES, A COPY OF WHICH MAY BE OBTAINED AT THE ISSUER’S PRINCIPAL OFFICE. SUCH LOCK-UP PERIOD IS BINDING ON TRANSFEREES OF THESE SHARES.”

SECTION 7. NOTICE OF CORPORATE EVENTS. If the Company (i) declares a dividend or any other distribution of cash, securities or other property in respect of its Common Stock, including without limitation, any granting of rights or warrants to subscribe for or purchase any capital stock of the Company or of any rights, (ii) enters into any agreement contemplating or solicits stockholder approval for any Fundamental Transaction, or (iii) authorizes the dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be delivered to the Warrantholder at least twenty (20) calendar days prior to the applicable record or effective date on which a Person would be required to hold Common Stock in order to participate in or vote with respect to such event or transaction a written notice stating the date on which a record is to be taken for the purpose of such event or transaction, or if a record is not to be taken, the date as of which the holders of the Common Stock to be entitled to participate or vote in event or transaction are to be determined. To the extent that any notice provided in this Warrant constitutes, or contains, material, non-public information regarding the Company or any of the Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Report on Form 8-K. The Holder shall remain entitled to exercise this Warrant during the period commencing on the date of such notice to 5:00 P.M. Eastern Time on the Business Day immediately preceding the effective date of the event triggering such notice (the “Corporate Event Exercise Date”) in order to participate in or vote with respect to such event or transaction except as may otherwise be expressly set forth herein; provided, however, that upon the consummation or occurrence of an event described in either clause (ii) or (iii) above, this Warrant will terminate as of the Corporate Event Exercise Date.

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SECTION 8 MISCELLANEOUS.

8.1. ENTIRE AGREEMENT. This Agreement and the documents referred to herein constitute the entire agreement among the parties and supersede any prior agreements or understandings regarding the subject matter hereof.

8.2. SUCCESSORS AND ASSIGNS. The terms and conditions of this Warrant shall inure to the benefit of and be binding upon the parties’ respective successors and assigns. Nothing in this Warrant, express or implied, is intended to confer upon any party, other than the parties hereto or their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Warrant, except as expressly provided in this Warrant.

8.3. AMENDMENTS AND WAIVERS. No failure on the part of either party to exercise and no delay in exercising any power or right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any power or right preclude any other or further exercise thereof or the exercise of any other power or right. The remedies herein and in any other instrument, document or agreement delivered or to be delivered by either party hereunder or in connection herewith are cumulative and not exclusive of any remedies provided by law. No notice to or demand on a party not required hereunder shall in any event entitle such party to any other or further notice or demand in similar or other circumstances or constitute a waiver of the right of the other party to any other or further action in any circumstances without notice or demand. No amendment, modification or waiver of any provision of this Warrant or consent to any departure by either party therefrom shall be effective unless the same shall be in writing and signed by the Company and the Warrantholder.

8.4. SECTION AND OTHER HEADINGS. The titles and subtitles used in this Warrant are used for convenience only and are not to be considered in construing or interpreting this Warrant.

8.5. NOTICES. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified; (ii) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, if not, then on the next Business Day; (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the address as set forth in the Warrantholder’s signature page to the Purchase Agreement or at such other address as such party may designate by ten (10) days’ advance written notice to the other parties hereto.

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8.6. SEVERABILITY. If one or more provisions of this Warrant are held to be unenforceable under applicable law, such provision shall be excluded from this Warrant and the balance of this Warrant shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

8.7. FRACTIONAL SHARES. No fractional Shares or scrip representing fractional Shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a Share called for upon any exercise hereof, the Company shall round up to the nearest whole Share.

8.8 DELIVERY OF NEW WARRANT. Unless the purchase rights represented by this Warrant shall have expired or shall have been fully exercised, the Company shall, at the time of delivery of the certificate or certificates representing the Warrant Shares being issued in accordance herewith, deliver to the Warrantholder a new warrant evidencing the rights of the Warrantholder to purchase the unexpired and unexercised Warrant Shares called for by this Warrant. Such new warrant shall in all other respects be identical to this Warrant.

8.9. GOVERNING LAW. This Warrant shall be governed by and construed under the substantive laws of New York without regard to the conflicts of law provisions thereof. The federal courts in New York, New York shall have exclusive jurisdiction of any and all actions or suits commenced by either party arising under or with respect to this Warrant.

(Signature Page Follows)

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IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer as of the first date written above.

SCIENTIFIC INDUSTRIES, INC.

By:
Name: Title:

SIGNATURE PAGE TO WARRANT

IN WITNESS WHEREOF, the undersigned Warrantholder has caused this Warrant to be signed by its duly authorized officer as of the first date written above.

WARRANTHOLDER:
If you are an individual, please sign below and print your name:

(Signature)

(Print Name)

If you are signing on behalf of an entity, please print the name of the entity and sign below, indicating your title with the entity:
Print Name of Entity

By:
(Signature)

Print Name of Signatory

Title of Signatory

SIGNATURE PAGE TO WARRANT

SCIENTIFIC INDUSTRIES, INC.

WARRANT EXERCISE FORM

(To be executed upon exercise of Warrant)

The undersigned, the record holder of the Warrant, hereby irrevocably elects to exercise the right, represented by this Warrant, to purchase __________ shares of Common Stock of Scientific Industries, Inc., pursuant to the terms of the attached Warrant and herewith pays the Exercise Price in accordance with the terms of the Warrant by tendering cash payment for such Warrant Shares.

The undersigned hereby represents and warrants that (i) the undersigned is acquiring such shares for its own account for investment purposes only, and not for resale or with a view to distribution of such shares or any part thereof and (ii) the undersigned is an “accredited investor” as defined in Regulation D under the Securities Act of 1933, as amended, and a “sophisticated investor” in accordance with the exemption from registration under such Act in accordance with Section 4(a)(2) thereof.

WARRANTHOLDER

By:
Name:

Address:

Date: ___________________________

Name in which shares should be registered:

_______________________________

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